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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): MAY 13, 2001


                              HS RESOURCES, INC.
              (Exact Name of Registrant as Specified in Charter)


      DELAWARE                         001-13152             94-3036864
    (State or Other Jurisdiction     (Commission          (I.R.S. Employer
         of Incorporation)           File Number)        Identification No.)


                         ONE MARITIME PLAZA, 15TH FLOOR
                           SAN FRANCISCO, CA 94111
              (Address of principal executive offices, zip code)


      Registrant's telephone number, including area code: (415) 433-5795

ITEM 5.     OTHER EVENTS

      On May 14, 2001, the registrant announced that it entered into a merger agreement (the "Merger Agreement") with Kerr-McGee Corporation. A copy of the Merger Agreement is attached hereto and is incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements                      None

      (b)   Exhibits.  The following exhibits are filed herewith:

            Number      Description
            ------      -----------

            2.1 Agreement and Plan of Merger dated as of May 13, 2001 among Kerr-McGee Corporation, King Holdco, Inc., HS Resources, Inc., King Merger Sub, Inc. and Hawk Merger Sub, Inc.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HS RESOURCES, INC.



Date: May 17, 2001                     By:  /s/ James M. Piccone
                                          ----------------------------
                                          James M. Piccone
                                          Vice President

                                  EXHIBIT INDEX


2.1 Agreement and Plan of Merger dated as of May 13, 2001 among Kerr-McGee Corporation, King Holdco, Inc., HS Resources, Inc., King Merger Sub, Inc. and Hawk Merger Sub, Inc.